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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                           the Securities Act of 1934



         Date of Report (Date of earliest event reported): JUNE 26, 2002



                        NORTHERN BORDER PIPELINE COMPANY
             (Exact name of registrant as specified in its charter)



            TEXAS                       333-88577                74-2684967
(State or other jurisdiction           (Commission            (I.R.S. Employer
      of incorporation)                File Number)          Identification No.)


            1111 SOUTH 103RD STREET
                   OMAHA, NE                                        68124
    (Address of principal executive offices)                     (Zip Code)



                                 (402) 398-7700
              (Registrant's telephone number, including area code)





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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits.

         Exhibit No. and Description of Exhibits

         10.1 -- Credit Agreement among Northern Border Pipeline Company, Bank One, NA, as Administrative Agent, CitiBank, N.A., as Syndication Agent, Bank Of Montreal, SunTrust Bank, Wachovia Bank, National Association as Documentation Agents, Banc One Capital Markets, Inc., as Sole Lead Arranger and Sole Book Manager, and Lenders (as defined therein) dated as of May 16, 2002. (Exhibit 10.1 to Northern Border Partners, L. P. Form 8-K dated June 26, 2002).





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        Northern Border Pipeline Company
                                        (A Texas General Partnership)
                                        By: Northern Plains Natural Gas
                                            Company, Operator


Dated:  June 26, 2002                       By: /s/ Jerry L. Peters
                                               ---------------------------------
                                                    Jerry L. Peters
                                                    Vice President, Finance
                                                    and Treasurer

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                                  EXHIBIT INDEX


         10.1     Credit Agreement among Northern Border Pipeline Company,
         Bank One, NA, as Administrative Agent, CitiBank, N.A., as Syndication Agent, Bank Of Montreal, SunTrust Bank, Wachovia Bank, National Association as Documentation Agents, Banc One Capital Markets, Inc., as Sole Lead Arranger and Sole Book Manager, and Lenders (as defined therein) dated as of May 16, 2002. (Exhibit 10.1 to Northern Border Partners, L. P. Form 8-K dated June 26, 2002).